NUVEEN MULTI-STRATEGY CORE BOND FUND

SUPPLEMENT DATED JUNE 24, 2011

TO THE SUMMARY PROSPECTUS

DATED JANUARY 18, 2011

Proposed Reorganization of Nuveen Multi-Strategy Core Bond Fund into Nuveen Total Return Bond Fund

The Board of Trustees/Directors of Nuveen Investment Trust III (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Fund”), a series of the Trust, into Nuveen Total Return Bond Fund (“Total Return Fund”), a series of the Company (the “Reorganization”). The Reorganization is subject to approval by the shareholders of Multi-Strategy Fund.

If Multi-Strategy Fund shareholders approve the Reorganization, Multi-Strategy Fund will transfer all of its assets and liabilities to Total Return Fund in exchange for Total Return Fund shares of equal value. These Total Return Fund shares will then be distributed to Multi-Strategy Fund shareholders and Multi-Strategy Fund will be terminated. As a result of these transactions, Multi-Strategy Fund shareholders will become shareholders of Total Return Fund and will cease to be shareholders of Multi-Strategy Fund. Each Multi-Strategy Fund shareholder will receive Total Return Fund shares with a total value equal to the total value of that shareholder’s Multi-Strategy Fund shares immediately prior to the closing of the Reorganization.

A special meeting of Multi-Strategy Fund shareholders for the purpose of voting on the Reorganization is expected to be held in early October 2011. If the required approval is obtained, it is anticipated that the Reorganization will be consummated shortly after the shareholder meeting. Further information regarding the proposed Reorganization will be contained in proxy materials that are expected to be sent to Multi-Strategy Fund shareholders in August 2011.

Multi-Strategy Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MSCS-0611P